Exhibit 10.1

WAIVER

WAIVER (this “Waiver”), dated as of May 9, 2014, to the Five Year Revolving Credit Agreement dated as of December 2, 2011 (the “Credit Agreement”), among KBR, Inc. (the “Borrower”), the several banks and other institutions from time to time parties thereto (the “Lenders”), Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), The Royal Bank of Scotland plc, as syndication agent, and ING Bank, N.V. and The Bank of Nova Scotia as co-documentation agents.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Company intends to restate its consolidated financial statements for the year ended December 31, 2013 (the “2013 Annual Financial Statements”) as a result of certain errors described in the Current Report on Form 8-K dated May 5, 2014 (the “8-K”);

WHEREAS, as described in the 8-K, such errors may also have resulted in the Borrower’s representations and warranties with respect to the quarterly financial statements delivered in 2013, (the “2013 Quarterly Financial Statements,” and together with the 2013 Annual Financial Statements, the “2013 Financial Statements”) pursuant to Section 5.01(d)(i) of the Credit Agreement having been incorrect, or proven to have been incorrect, when made or deemed made;

WHEREAS, the Borrower has requested that certain Defaults or Events of Default under the Credit Agreement and the other Loan Documents with respect to the 2013 Financial Statements  be waived as set forth herein; and

WHEREAS, the Lenders are willing to agree to such waiver on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

I.           Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

II.           Waiver.  The Lenders hereby waive any Default or Event of Default arising from (i) any representation or warranty made or deemed made by or on behalf of the Borrower in or relating to the 2013 Financial Statements, or in any certificate furnished in connection with the 2013 Financial Statements, having been incorrect, or proven to have been incorrect, when made or deemed made, (ii) any request for a Revolving Credit Advance or issuance, renewal, amendment, increase or extension of a Letter of Credit after the occurrence and during the continuance of any such Default or Event of Default, (iii) any failure to comply with any covenant or other obligation under Section 5.01(f) of the Credit Agreement, (iv) any failure to pay default interest as provided in Section 2.07(c) of the Credit Agreement after the occurrence of any such Event of Default, and (v) any failure to deliver the financial statements and other information required to be delivered by Section 5.01(d)(i) of the Credit Agreement for the fiscal quarter ending March 31, 2014 (the “2014 First Quarter Financial Statements”) prior to August 30, 2014 (the “Extended Delivery Date”) (in each case in (i) through (v) above, solely as related to or associated with the matters and events described in the 8-K); provided that this Waiver shall cease to apply if the restated 2013 Annual Financial Statements and the 2014 First Quarter Financial Statements, together with the respective certificates required by Section 5.01(d)(i) and (ii) of the Credit Agreement, are not delivered to the Administrative Agent on or prior to the Extended Delivery Date

III.           Effectiveness of Waiver. This Waiver shall become effective as of the date first written above (the “Waiver Effective Date”) upon receipt by the Administrative Agent of duly executed counterparts to this Waiver from the Borrower and the Required Banks.

IV.           Representations and Warranties. The Borrower hereby represents and warrants that (a) after giving effect to this Waiver, each of the representations and warranties in the Credit Agreement shall be true and correct in all material respects as if made on and as of the Waiver Effective Date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Waiver, no Default or Event of Default shall have occurred and be continuing.

V.           Expenses.  The Borrower shall pay all reasonable and invoiced fees, charges and disbursements of counsel to the Administrative Agent related to this Waiver.

VI.           Continuing Effect of the Credit Agreement.  This Waiver is limited solely to the matters set forth herein and shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein or be construed as a waiver or consent to any further or future action on the part of any Loan Party that would require the consent of the Lenders or the Administrative Agent. Except as expressly waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed. This Waiver is a Loan Document.

VII.           Governing Law.  This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

VIII.           Counterparts.  This Waiver may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Waiver may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

[signature pages follow]

WITNESS WHEREOF, the undersigned have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

KBR, INC.

By:           /s/ Charles E. Schneider
Name: Charles E. Schneider
Title:   Vice President, Finance and Treasurer

Consent by Guarantors

Each of the undersigned Subsidiary Guarantors hereby acknowledges receipt of a copy of the foregoing Waiver, consents to the Waiver and reaffirms the terms and conditions of the Guarantee executed by it and acknowledges and agrees that such Guarantee remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

[signatures are on the following page]

[Signature Page to Waiver]

SUBSIDIARY GUARANTORS:

KBR HOLDINGS, LLC

KELLOGG BROWN & ROOT LLC

KELLOGG BROWN & ROOT SERVICES, INC.

KBR USA LLC

KBR GROUP HOLDINGS, LLC

By:           /s/ Jeffrey B. King
Name:  Jeffrey B. King
Title:    Vice President

[Signature Page to Waiver]

CITIBANK, N.A., as Administrative Agent

By:         /s/ Lisa Huang
Name:  Lisa Huang
Title:    Vice President

CITIBANK, N.A., as a Bank and as an Issuing Bank

By:         /s/ Lisa Huang
Name:  Lisa Huang
Title:    Vice President

[Signature Page to Waiver]

THE ROYAL BANK OF SCOTLAND PLC,
as an Issuing Bank and a Bank

By:         /s/ Sanjay Remond
Name:  Sanjay Remond
Title:    Authorised Signatory

[Signature Page to Waiver]

THE BANK OF NOVA SCOTIA,
as an Issuing Bank and a Bank

By:         __/s/ John Frazell
Name:   John Frazell
Title:     Director

[Signature Page to Waiver]

                                                     ING BANK N.V.,
                                                     as an Issuing Bank and a Bank

                                                     By:         ___/s/ K.P. Weehuizen
                                                      Name:  K.P. Weehuizen
                                                      Title:    Managing Director

_/s/ E.C. Streng____________________                                                                       By:___/s/ L.E.M. de Haes____________________
Name:  E.C. Streng                                                                                                                 Name:    L.E.M. de Haes
                                                   Title:      Director

[Signature Page to Waiver]

BANK OF AMERICA, N.A.,
as an Issuing Bank and a Bank

By: ___/s/ Arthur Ng
Name:    Arthur Ng
Title:      Vice President

[Signature Page to Waiver]

LLOYDS TSB BANK PLC,
as a Bank

By: ___/s/ Natalie O’Byrne
Name:    Natalie O’Byrne
Title:      Vice President, Construction

[Signature Page to Waiver]

REGIONS BANK,
as a Bank

By: ___/s/ Katie Sandoval
Name:    Katie Sandoval
Title:      Vice President

[Signature Page to Waiver]

SUMITOMO MITSUI BANKING CORPORATION,
as a Bank

By: ____/s/ James D. Weinstein
Name:    James D. Weinstein
Title:      Managing Director

[Signature Page to Waiver]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank

By: ___/s/ Robert Grillo
Name:   Robert Grillo
Title:     Director

[Signature Page to Waiver]

BARCLAYS BANK PLC,
as a Bank

By: ____/s/ Gail Erskine
Name:    Gail Erskine
Title:      Relationship Director

[Signature Page to Waiver]

BRANCH BANKING AND TRUST COMPANY,
as a Bank

By: ____/s/ Elizabeth Willis
Name:    Elizabeth Willis
Title:      Vice President

[Signature Page to Waiver]

COMPASS BANK,
as an Issuing Bank and a Bank

By: ____/s/ Aaron Loyd
Name:   Aaron Loyd
Title:     Vice President

[Signature Page to Waiver]

COMMERZBANK, AG, New York and Grand Cayman Branches
as a Bank

By: ___/s/ Diane Pockaj
Name:   Diane Pockaj
Title:     Managing Director

 By: ___/s/ Kiuli Chan
Name:   Kiuli Chan
Title:     Director

[Signature Page to Waiver]

NATIONAL BANK OF KUWAIT, SAK,
as a Bank

By: ___/s/ Wendy Wanninger
Name:    Wendy Wanninger
Title:      Executive Manager

By: ___/s/ Michael McHugh
Name:   Michael McHugh
Title:     Executive Manager

[Signature Page to Waiver]

STANDARD CHARTERED BANK,
as a Bank

By: ____/s/ Vahid Sazegara
Name:   Vahid Sazegara
Title:     Associate Director

By: ____/s/ Andrew Y. Ng
Name:   Andrew Y. Ng
Title:     Director

[Signature Page to Waiver]

U.S. BANK NATIONAL ASSOCIATION,
as a Bank

By: ___/s/ Joe Dancy
Name:    Joe Dancy
Title:      Vice President

[Signature Page to Waiver]

WELLS FARGO BANK, N.A.,
as a Bank

By: ____/s/ Caroline Verot Moore
Name:    Caroline Verot Moore
Title:      SRM/VP

[Signature Page to Waiver]

ABU DHABI INTERNATIONAL BANK,
as a Bank

By: ____/s/ David J. Young
Name:    David J. Young
Title:      Vice President

By: ____/s/ William F. Ghazar
Name:    William F. Ghazar
Title:      Senior Vice President
               Corporate and Institutional Banking

[Signature Page to Waiver]

COMERICA BANK,
as a Bank

By: ____/s/ Vishakha Deora
Name:    Vishakha Deora
Title:      Vice President

[Signature Page to Waiver]

FIFTH THIRD BANK,
as a Bank

By: ____/s/ Matthew Lewis
Name:    Matthew Lewis
Title:      Vice President

[Signature Page to Waiver]

RIYAD BANK, HOUSTON AGENCY,
as a Bank

By:
Name:
Title:

[Signature Page to Waiver]

STATE STREET BANK AND TRUST COMPANY,
as a Bank

By: ____/s/ Mary H. Carey
Name:    M. H. Carey
Title:      Vice President

[Signature Page to Waiver]

UNION BANK, N.A.,
as a Bank

By: ___/s/ Lauren Horn
Name:   Lauren Horn
Title:     Vice President

[Signature Page to Waiver]